SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



Date of Report (Date of earliest event reported) March 15, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


      Pennsylvania                  0-10822             25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
  of incorporation)                                   Identification No.)


  2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code (412)429-0673



      _________________________________________________________
   (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirQ, Inc. announced today that the ThermoChem HT 1000 Sytem will be introduced at the 54th Annual Cancer Symposium and Exhibition meeting of the Society of Surgical
          Oncology Symposium in Washington, DC on March 16,
          2001 at the Marriott Wardman Park Hotel.


Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO

DATED:  March 15, 2001




 ViaCirQ, Inc. To Introduce the ThermoChem HT 1000 System
     at the Society of Surgical Oncology Symposium in Washington, DC on March 16, 2001




       Pittsburgh,  PA  -  March  15,  2001  -  BICO,  Inc.

(OTCBB:BIKO) subsidiary, ViaCirQ, Inc. a leading  developer

and   marketer   of  extracorporeal  hyperthermia   medical

devices,  announced  today that  the  ThermoChem  HT  1000

System  will  be  introduced  at  the  54th  Annual  Cancer

Symposium and Exhibition meeting of the Society of Surgical

Oncology Symposium in Washington, DC on March 16,  2001  at

the Marriott Wardman Park Hotel.

      Technology  and  ingenuity appear to  be  a  powerful

combination   to   combat  a  deadly   form   of   advanced

gastrointestinal  and  ovarian  cancer  where  tumors  have

spread   to  the  lining  surface  of  the  abdomen.    The

technology  comes  in  the form of a  medical  device,  the

ThermoChem  HT  1000  System, which is  used  to  heat  the

abdominal  region to a maximum of 109.4 F by  continuously

bathing  the  region with sterile solution, after  doctors'

use, their surgical skills to remove tiny cancerous tumors.

      The  ingenuity  comes  as  doctors  exploit  heat  by

harnessing its power as an adjunctive therapy with  surgery

and  chemotherapy to attack the advanced  cancer.   Doctors

have known that cancer cells are sensitive to heat, but  it

has  only been recently that the mechanisms of hyperthermia

on cancer cells have been understood.

     For patients with this most advanced form of abdominal

cancer,  the  length of life can generally be  measured  in

weeks or months and the quality of life is poor.  Five-year

data  from  a  study  at Wake Forest University  School  of

Medicine  and funded by the National Institutes  of  Health

shows  that patients undergoing this combination  treatment

live longer and have a better quality of life.

     ViaCirQ   received  FDA  clearance   to   market   the

ThermoChem HT System last year. The ThermoChem HT 1000  has

been  in  use  at  Wake Forest University  Baptist  Medical

Center and Zale Lipshy University Hospital, a private adult

referral  teaching  hospital for the  University  of  Texas

Southwestern Medical Center at Dallas.  Over the past seven

months, nearly sixty patients have received intraperitoneal

hyperthermia using the ThermoChem HT 1000 System.

      BICO,  Incorporated  has  its  corporate  offices  in

Pittsburgh,  PA  and  is involved in  the  development  and

manufacture   of   biomedical  devices  and   environmental

solutions.  BICO's subsidiary, ViaCirQ, Inc., also  located

in  Pittsburgh, PA, is committed to becoming the  worldwide

market  leader in developing, manufacturing, and  marketing

leading-edge  hyperthermia products  and  services  of  the

highest quality and value.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com























    This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
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